Exhibit 99.2

Condensed Consolidated Interim Financial Statements

Precision Acquisition MidCo, Inc. and Subsidiaries

As of December 31, 2020 and 2019 and for the three months ended December 31, 2020 and 2019

Precision Acquisition MidCo, Inc. and Subsidiaries

CONDENSED CONSOLIDATED INTERIM BALANCE SHEETS

December 31,

	2020	2019
ASSETS

Current assets
Cash and cash equivalents	$11,681,940	$7,379,599
Accounts receivable, less allowance for doubtful accounts of approximately $154,000 and $179,000, respectively	13,336,382	9,636,205
Inventories, net	11,149,482	9,064,185
Prepaid and other	1,819,099	2,052,013

Total current assets	37,986,903	28,132,002

Long-term assets
Property, plant and equipment
Building	14,293,860	13,273,456
Machinery and equipment	7,185,743	6,614,063
Office equipment, including IT software	4,671,391	4,474,395
Leasehold improvements	1,376,335	1,181,371
Transportation equipment	176,248	179,481

	27,703,577	25,722,766
Less - accumulated depreciation and amortization	9,990,059	6,838,972

	17,713,518	18,883,794

Land	299,667	299,667
Construction in progress	423,208	323,108

Total property, plant and equipment	18,436,393	19,506,569

Goodwill	87,836,323	87,836,323
Other intangible assets, net	120,040,400	128,073,734
Deposits	373,101	373,101

Total long-term assets	226,686,217	235,789,727

Total assets	$264,673,120	$263,921,729

The accompanying notes are an integral part of these condensed consolidated interim financial statements.

Precision Acquisition MidCo, Inc. and Subsidiaries

CONDENSED CONSOLIDATED INTERIM BALANCE SHEETS - CONTINUED

December 31,

	2020	2019
LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities
Current portion of capital lease obligation	$450,479	$194,049
Line of credit	901,669	947,292
Accounts payable	5,451,689	4,194,451
Customer deposits	3,078,748	1,910,938
Accrued compensation and benefits	3,230,530	2,085,513
Other accrued liabilities	3,308,766	671,866

Total current liabilities	16,421,881	10,004,109

Long-term liabilities
Deferred tax liabilities, net	28,323,514	29,684,244
Term loan, less current portion, net of deferred financing costs	60,964,700	70,492,351
Capital lease obligation, less current portion	12,118,990	12,163,548
Derivative instrument	-	53,271

Total long-term liabilities	101,407,204	112,393,414

Total liabilities	117,829,085	122,397,523

Stockholders’ equity
Common stock, $.01 par value, 100,000 shares authorized 100 shares issued and outstanding	1	1
Retained earnings	5,126,794	529,207
Additional paid-in capital	141,748,153	141,528,849
Accumulated other comprehensive loss	(30,913)	(533,851)

Total stockholders’ equity	146,844,035	141,524,206

Total liabilities and stockholders’ equity	$264,673,120	$263,921,729

The accompanying notes are an integral part of these condensed consolidated interim financial statements.

Precision Acquisition MidCo, Inc. and Subsidiaries

CONDENSED CONSOLIDATED INTERIM STATEMENTS OF OPERATIONS

Three months ended December 31,

	2020	2019

Net sales	$27,671,498	$19,385,617

Cost of sales	13,543,515	9,885,841

Gross profit	14,127,983	9,499,776

Selling and marketing, engineering and administrative expenses, including amortization of intangibles of approximately $2,008,000 and $2,008,000, respectively	9,157,582	9,021,540

Income from operations	4,970,401	478,236

Other expenses
Interest expense, net	1,370,709	1,602,980
Other expense, net	245,683	79,891

	1,616,392	1,682,871

Income (loss) before income taxes	3,354,009	(1,204,635)

Income tax expense (benefit)
Current	1,668,873	(73,450)
Deferred	(734,627)	46,609

	934,246	(26,841)

Net income (loss)	$2,419,763	$(1,177,794)

The accompanying notes are an integral part of these condensed consolidated interim financial statements.

Precision Acquisition MidCo, Inc. and Subsidiaries

CONDENSED CONSOLIDATED INTERIM STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

Three months ended December 31,

	2020	2019

Net Income (loss)	$2,419,763	$(1,177,794)

Other comprehensive income

Foreign currency translation adjustments	227,478	69,251

Change in value of derivative instrument	-	1,976

Comprehensive income (loss)	$2,647,241	$(1,106,567)

The accompanying notes are an integral part of these condensed consolidated interim financial statements.

Precision Acquisition MidCo, Inc. and Subsidiaries

CONDENSED CONSOLIDATED INTERIM STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

Three months ended December 31, 2019 and 2020

						Accumulated
	Common Stock					Other
	Shares			Retained	Additional	Comprehensive
	Authorized	Outstanding	Amount	Earnings	Paid-in Capital	Income (Loss)	Total

Balance at September 30, 2019	1,000	100	$1	$1,707,001	$141,447,756	$(605,078)	$142,549,680

Stock-based compensation	-	-	-	-	81,093	-	81,093
Foreign currency translation adjustments	-	-	-	-	-	69,251	69,251
Change in value of derivative instrument	-	-	-	-	-	1,976	1,976
Net loss	-	-	-	(1,177,794)	-	-	(1,177,794)

Balance at December 31, 2019	1,000	100	$1	$529,207	$141,528,849	$(533,851)	$141,524,206

Balance at September 30, 2020	1,000	100	$1	$2,707,031	$141,664,153	$(258,391)	$144,112,794

Stock-based compensation	-	-	-	-	84,000	-	84,000
Foreign currency translation adjustments	-	-	-	-	-	227,478	227,478
Net income	-	-	-	2,419,763	-	-	2,419,763

Balance at December 31, 2020	1,000	100	$1	$5,126,794	$141,748,153	$(30,913)	$146,844,035

The accompanying notes are an integral part of these condensed consolidated interim financial statements.

Precision Acquisition MidCo, Inc. and Subsidiaries

CONDENSED CONSOLIDATED INTERIM STATEMENTS OF CASH FLOWS

Three months ended December 31,

	2020	2019

Cash flows from operating activities:
Net income (loss)	$2,419,763	$(1,177,794)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation	828,425	699,841
Amortization	2,008,333	2,008,333
Amortization of deferred financing costs, included in interest expense	102,500	102,500
(Gain) loss on disposition of property, plant and equipment	(470)	1,500
Stock-based compensation	84,000	81,093
Deferred income tax expense	(324,391)	(286,530)
Change in the allowance for doubtful accounts	67,864	8,451
Change in the inventory valuation reserve	10,488	7,097
Changes in operating assets and liabilities
Accounts receivable	1,082,531	1,436,245
Inventories	(1,604,781)	(1,421,762)
Other assets	186,919	494,548
Accounts payable	206,262	253,029
Customer deposits	676,254	162,425
Accrued compensation and benefits	(1,304,573)	(629,849)
Other accrued liabilities	884,233	(203,631)

Net cash provided by operating activities	5,323,357	1,535,496

Cash flows from investing activities:
Purchases of property, plant and equipment	(330,976)	(462,589)

Net cash used in investing activities	(330,976)	(462,589)

The accompanying notes are an integral part of these condensed consolidated interim financial statements.

Precision Acquisition MidCo, Inc. and Subsidiaries

CONDENSED CONSOLIDATED INTERIM STATEMENTS OF CASH FLOWS - CONTINUED

Three months ended December 31,

	2020	2019
Cash flows from financing activities:
Payments on long-term debt	$(4,945,111)	$-
Payments on capital lease	(243,241)	(45,260)

Net cash used in financing activities	(5,188,352)	(45,260)

Effect of exchange rate on cash and cash equivalents	(10,643)	(51,739)

Net increase in cash and cash equivalents	(206,614)	975,908

Cash and cash equivalents at beginning of period	11,888,554	6,403,691

Cash and cash equivalents at end of period	$11,681,940	$7,379,599

Supplemental disclosure of cash flow information

Cash paid during the period for interest	$1,137,188	$1,378,439

The accompanying notes are an integral part of these condensed consolidated interim financial statements.

Precision Acquision MidCo, Inc. and Subsidiaries

NOTES TO CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS

December 31, 2020 and 2019

NOTE A - ORGANIZATION

Precision Acquisition MidCo, Inc., a Delaware corporation, was formed on March 6, 2017 for the purpose of acquiring a 100% equity ownership in Dorner Holding Corp.

Dorner Holding Corp., a Delaware corporation, has a 100% equity ownership in Dorner Mfg. Corp.

Dorner Mfg. Corp. designs and manufactures conveyor products and systems and sells them through domestic and international sales channels.

Dorner Holding Corp. has a 100% equity ownership in Dorner Conveyors Ltd., a Canadian subsidiary, which sells conveyor products and systems that are manufactured by Dorner Mfg. Corp.

Dorner Mfg. Corp. has a 100% equity ownership in Dorner (M) Sdn. Bhd. (Dorner Asia). Dorner Asia is a Malaysia-based company that is engaged in the design and manufacture of flexible conveyor systems and parts.

Dorner Mfg. Corp. formed Dorner Holdings Europe GmbH for the purpose of acquiring 100% equity ownership in GmbH, subsequently changed to Dorner GmbH. Dorner GmbH is a German-based company that designs and manufactures conveyor products and systems.

Dorner Holding Corp. acquired a 100% equity ownership in Sautem, S.A. de C.V. and formed Dorner Latin America S. de C.V.(Dorner Latin America), a wholly owned Mexican subsidiary which is engaged in the design and manufacture of conveyors and automatic labeling systems.

In December 2018, Dorner Holdings Europe GmbH formed Dorner Sarl, a wholly owned French subsidiary that provides marketing and development service to Dorner GmbH in the Republic of France.

Sales to foreign customers were approximately 11% and 14% of net sales for the three months ended December 31, 2020 and 2019, respectively. Accounts receivable from foreign customers were approximately $2,663,000 and $2,021,000 as of December 31, 2020 and 2019, respectively.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A summary of significant accounting policies consistently applied in the preparation of the accompanying consolidated financial statements follows:

Basis of Presentation

The accompanying condensed consolidated interim financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for interim financial information. Accordingly, they do not include all information and disclosures required to be included in annual financial statements. The information contained in the accompanying condensed consolidated interim financial statements and the notes thereto should be read in conjunction with the consolidated financial statements and the notes thereto for the period ended September 30, 2020 (the “Annual Financial Statements”). These condensed consolidated interim financial statements do not repeat disclosures that would substantially duplicate disclosures in the Annual Financial Statements or details of accounts that have not been changed significantly in amounts or composition. The interim condensed consolidated financial statements have been prepared on the same basis as the Company’s Annual Financial Statements. In the opinion of management, the accompanying condensed consolidated interim financial statements reflect all adjustments, which include normal recurring adjustments, necessary for the fair presentation of these condensed consolidated interim financial statements. The results for the three months

Precision Acquision MidCo, Inc. and Subsidiaries

NOTES TO CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS

December 31, 2020 and 2019

ended December 31, 2020 are not necessarily indicative of the results that could be expected for the year ended September 30, 2021.

Principles of Consolidation

The accompanying financial statements include the financial position and results of operations of Precision Acquisition MidCo, Inc., Dorner Holding Corp., Dorner Mfg. Corp., Dorner Conveyors Ltd., Dorner Latin America S. de C.V., Dorner (M) Sdn. Bhd., Dorner Holdings Europe GmbH and Dorner GmbH, collectively referred to as the Company. All significant intercompany transactions and balances have been eliminated in the consolidation.

Use of Estimates

The preparation of the condensed consolidated interim financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the condensed consolidated interim financial statements and the reported amounts of revenue and expenses during the reporting period in the condensed consolidated interim financial statements and accompanying notes. Actual results could differ from those estimates.

Inventories

Inventories are valued at the lower of cost or net realizable value. Cost is determined using the weighted-average cost method. The Company allocates overhead and direct labor on the basis of estimated direct labor hours in each work center. Net realizable value represents the estimated selling price in the ordinary course of business, less reasonably predictable costs of completion, disposal and transportation. The Company determines its valuation reserve by considering a number of factors, including age of the inventory and various usage tests.

Property, Plant and Equipment

Property, plant and equipment are stated at cost. Depreciation and amortization of property, plant and equipment are calculated using the straight-line method over their estimated useful lives as follows:

Building and leasehold improvements	5 to 39 years
Transportation equipment	4 to 10 years
Office equipment	3 to 7 years
Machinery and equipment	3 to 10 years

Repairs and maintenance that do not extend the lives of the applicable assets are charged to expense as incurred. Gain or loss from the retirement or other disposition of assets is included in other expense.

Revenue Recognition

Sales and related costs of sales are generally recorded when goods are shipped and title, ownership and risk of loss have passed to the customer, all of which occurs upon shipment or delivery of the product based on applicable shipping terms. The shipping terms may vary depending on the nature of the customer, domestic or foreign, and the type of transportation used. The Company provides for the estimated future warranty costs of repair, replacement or customer accommodation in cost of sales when sales are recognized and upon the incurrence of known and anticipated events and circumstances.

Precision Acquision MidCo, Inc. and Subsidiaries

NOTES TO CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS

December 31, 2020 and 2019

NOTE C - INVENTORIES, NET

Inventories at December 31, consist of the following:

	2020	2019

Raw materials	$6,096,838	$4,825,648
Work-in-process	3,729,373	3,124,362
Finished goods	1,839,425	1,431,795

	11,665,636	9,381,805
Less - valuation reserve	(516,154)	(317,620)

	$11,149,482	$9,064,185

NOTE D - OTHER INTANGIBLE ASSETS, NET

The Company has the following amounts related to other intangible assets as of December 31:

	2020
	Weighted- Average Useful Lives	Gross	Accumulated Amortization	Net Book Value
Trade name	16.25	$8,500,000	$(1,611,500)	$6,888,500
Technology	11.25	30,500,000	(7,709,700)	22,790,300
Customer relationships	16.25	111,500,000	(21,138,400)	90,361,600

		$150,500,000	$(30,459,600)	$120,040,400

	2019
	Weighted- Average Useful Lives	Gross	Accumulated Amortization	Net Book Value
Trade name	17.25	$8,500,000	$(1,186,500)	$7,313,500
Technology	12.25	30,500,000	(5,676,400)	24,823,600
Customer relationships	17.25	111,500,000	(15,563,366)	95,936,634

		$150,500,000	$(22,426,266)	$128,073,734

Precision Acquision MidCo, Inc. and Subsidiaries

NOTES TO CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS

December 31, 2020 and 2019

The aggregate annual amortization expense for other intangible assets subsequent to December 31, 2020 is as follows:

Remaining 2021	$6,025,000
2022	8,033,300
2023	8,033,300
2024	8,033,300
2025	8,033,300
Thereafter	81,882,200

Total	$120,040,400

Amortization expense for other amortizable intangible assets amounted to approximately $2,008,300 for the three months ended December 31, 2020 and 2019.

NOTE E - FINANCING ARRANGEMENTS

The Company has available a revolving line of credit with a bank that expires March 15, 2022. Borrowings are limited to $10,000,000. Interest on borrowings is currently at LIBOR plus 5.75% (6.75% at December 31, 2020 and 7.45% at December 31, 2019). Outstanding borrowings under the revolving line of credit were $0 at both December 31, 2020 and 2019.

The Company has an agreement with a financial institution in Germany that is currently in the form of a line of credit in which borrowings are limited to 1,000,000€ to fund building expansion and production capabilities. Outstanding borrowings under the line of credit were approximately 737,000€ or $902,000 USD and 844,000€ or $947,000 USD at December 31, 2020 and 2019, respectively. Upon reaching the limit of the line of credit, this will be converted into a term loan with a bank that expires June 30, 2027. Interest rate on borrowings is currently 1.17%.

During the year, the Company made principal only prepayments on the term loan. As a result, there will be no required principal repayment due until December 31, 2022 and the entire carrying amount of the loan will be considered to be a long-term obligation.

Precision Acquision MidCo, Inc. and Subsidiaries

NOTES TO CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS

December 31, 2020 and 2019

Long-term obligations at December 31, consist of the following:

	2020	2019

Term loan to a bank, currently bearing interest at LIBOR plus 5.75% (6.75% and 7.45% at December 31, 2020 and 2019, respectively). Monthly, interest only installment payments are due through December 31, 2022, with the next required principal payment due December 31, 2022. The final lump-sum installment is due March 15, 2023. Collateral on loan is all real and personal property of the Company	$61,870,116	$71,800,000

Capital lease obligation - with imputed interest rate of 7.21%, payable through 2035, collateralized by a building	12,569,469	12,357,597

Less: Unamortized debt issuance costs, net of accumulated amortization of $1,452,000 and $1,042,000 as of December 31, 2020 and 2019, respectively	(905,416)	(1,307,649)

	73,534,169	82,849,948
Less: Current portion of capital lease obligation	(450,479)	(194,049)

	$73,083,690	$82,655,899

The Company leases a building under an agreement that is classified as a capital lease. The cost of the building under the capital lease of $10,517,000 at December 31, 2020 and 2019, is included in the consolidated balance sheets within property, plant and equipment. Accumulated amortization of the leased building at December 31, 2020 and 2019 was approximately $2,141,000 and $1,576,000, respectively. Amortization under capital leases was approximately $141,000 for the three months ended December 31, 2020 and 2019.

The aggregate annual principal payments required on notes payable and the future minimum lease payments on the capital lease are as follows:

December 31, 2020,	Term Loan	Capital Lease	Total

Remaining 2021	$-	$838,305	$838,305
2022	-	1,148,422	1,148,422
2023	61,870,116	1,182,875	63,052,991
2024	-	1,218,361	1,218,361
2025	-	1,254,914	1,254,914
Thereafter	-	15,378,974	15,378,974

	61,870,116	21,021,851	82,891,967

Less: Interest	-	(8,452,382)	(8,452,382)
Less: Unamortized debt issuance costs, net	(905,416)	-	(905,416)

	$60,964,700	$12,569,469	$73,534,169

Precision Acquision MidCo, Inc. and Subsidiaries

NOTES TO CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS

December 31, 2020 and 2019

NOTE F - INCOME TAXES

A reconciliation of the provision for income taxes using the statutory federal income tax rate to the effective income tax rate at December 31, is as follows:

	2020		2019

Federal statutory rate	$704,342	21.0%	$(252,973)	(21.0)%

Other*	229,904	6.9	226,132	19.0

	$934,246	27.9%	$(26,841)	(2.0)%

* Other provision for income taxes is primarily made up of foreign tax rate differences, state income taxes, and a valuation allowance for Section 163(j).

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities result primarily from inventory, stock-based compensation, goodwill, intangible assets, property, plant and equipment and accrued liabilities. These items along with the tax effects of net operating loss (NOL) and tax credit carryforwards comprise the following components of deferred income taxes at December 31, (approximate):

	2020	2019
Deferred tax asset	$2,733,000	$1,905,000
Deferred tax liability	(31,056,000)	(31,589,000)

Net deferred tax liability	$(28,323,000)	$(29,684,000)

NOTE G - RISKS AND UNCERTAINTIES

In March 2020, an outbreak of COVID-19 occurred globally causing significant fluctuations in financial markets and disruptions in global business operations. The extent of the impact on the Company’s assets and future operations will depend on the duration and continued spread of the outbreak, including any other further developments.

NOTE H - ADDITIONAL FINANCIAL INFORMATION

Other current liabilities consist of the following at December 31:

	2020	2019

Accrued commissions and rebates	$640,103	$65,712
Accrued warranty	118,700	138,700
Accrued income taxes	1,409,927	-
Accrued agent termination costs	496,440	-
Other	643,596	467,454

	$3,308,766	$671,866

Precision Acquision MidCo, Inc. and Subsidiaries

NOTES TO CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS

December 31, 2020 and 2019

NOTE I - SUBSEQUENT EVENTS

The Company evaluated subsequent events through April 20, 2021, the date which the condensed consolidated interim financial statements were available to be issued. There were no material subsequent events that required recognition or additional disclosure in these condensed consolidated interim financial statements, other than those noted below.

On March 1, 2021, the Company entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) with Columbus McKinnon Corporation (“Columbus”). The Company is now a wholly owned subsidiary of Columbus. The Merger was effective April 7, 2021.

On March 31, 2021, the Company paid off their line of credit in Germany. The total amount paid off was €707,400 and there is no remaining balance on the line of credit.